                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant                     [x]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement           [ ]   Confidential, For Use of
                                                     the Commission Only (as
                                                     permitted by Rule
                                                     14a-6(e)(2))
[x]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Under Rule 14a-12

                             PETROQUEST ENERGY, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
         [x]      No fee required
         [ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.

                  (1) Title of each class of securities to which transaction applies:

                           ----------------------------------------------------

                  (2) Aggregate number of securities to which transaction applies:

                           ----------------------------------------------------

                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                           ----------------------------------------------------

                  (4)      Proposed maximum aggregate value of transaction:

                           ----------------------------------------------------

                  (5)      Total fee paid:

                           ----------------------------------------------------

         [ ] Fee paid previously with preliminary materials: ------------------

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                  (1)      Amount previously paid: ----------------------------

                  (2)      Form, Schedule or Registration Statement No.: ------

                  (3)      Filing Party: --------------------------------------

                  (4)      Date Filed: ----------------------------------------

                             PETROQUEST ENERGY, INC.
                     400 E. KALISTE SALOOM ROAD, SUITE 6000
                           LAFAYETTE, LOUISIANA 70508

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held April 30, 2002

                                   ----------

Dear Stockholders:

         We cordially invite you to attend our 2002 Annual Meeting of Stockholders. The meeting will be held on Tuesday, April 30, 2002 at 10:00 a.m. (Lafayette time), at the Petroleum Club of Lafayette at 111 Heymann Boulevard, Lafayette, Louisiana 70503. At the meeting we will:

         1. Elect the Board of Directors; and

         2. Transact any other business as may properly come before the meeting.

         Stockholders who owned our common stock at the close of business on Monday, March 18, 2002 may attend and vote at the meeting. A stockholders' list will be available at our offices at 400 E. Kaliste Saloom Road, Suite 6000, Lafayette, Louisiana 70508 for a period of ten days prior to the meeting. If you cannot attend the meeting, you may vote by mailing the Proxy Card in the enclosed postage-prepaid envelope. Any stockholder attending the meeting may vote in person, even though he or she has already returned a Proxy Card.

         We look forward to seeing you at the meeting.

                                         By order of the Board of Directors,



                                         /s/ DANIEL G. FOURNERAT
                                         Daniel G. Fournerat
                                         Senior Vice President, General Counsel
                                         and Secretary

Lafayette, Louisiana
March 28, 2002



            PLEASE COMPLETE, SIGN AND DATE THE PROXY CARD AS PROMPTLY
               AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE

                             PETROQUEST ENERGY, INC.

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

         Our Board of Directors is soliciting proxies for the 2002 Annual Meeting of Stockholders to be held on Tuesday, April 30, 2002 at 10:00 a.m. (Lafayette time) at the Petroleum Club of Lafayette at 111 Heymann Boulevard, Lafayette, Louisiana 70503, and at any adjournments or postponements of the meeting. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

         PetroQuest will pay the costs of soliciting proxies from stockholders. Directors, officers and regular employees may solicit proxies on behalf of PetroQuest, without additional compensation, personally or by telephone. Voting materials, which include the Proxy Statement, Proxy Card and 2002 Annual Report, will be mailed to stockholders on or about March 28, 2002.

                              QUESTIONS AND ANSWERS

Q:       WHO CAN ATTEND AND VOTE AT THE MEETING?

A: The Board set March 18, 2002 as the record date for the meeting. You can attend and vote at the meeting if you were a stockholder at the close of business on the record date, March 18, 2002. On that date, there were 37,769,191 shares outstanding and entitled to vote at the meeting.

Q:       WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?

A: The only proposal scheduled to be voted on at the meeting is the election of directors.

Q:       HOW WILL THE PROXIES VOTE ON ANY OTHER BUSINESS BROUGHT UP AT THE
         MEETING?

A: By submitting your Proxy Card, you authorize the proxies to use their judgment to determine how to vote on any other matter brought before the meeting. We do not know of any other business to be considered at the meeting. The proxies' authority to vote according to their judgment applies only to shares you own as a stockholder of record.

Q:       HOW DO I CAST MY VOTE?

A: If you hold your shares as a stockholder of record, you can vote in person at the annual meeting or you can vote by mail. If you are a street-name stockholder, you will receive instructions from your bank, broker or other nominee describing how to vote your shares.

         The enclosed Proxy Card contains instructions for voting by mail. The proxies identified on the back of the Proxy Card will vote the shares of which you are the stockholder of record in accordance with your instructions. If you submit a Proxy Card without giving specific voting instructions, the proxies will vote those shares as recommended by the Board of Directors.

Q:       HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

A: The Board recommends you vote "FOR" each of the nominees to the Board of Directors.

Q:       CAN I REVOKE MY PROXY CARD?

A:       Yes.  You can revoke your proxy card by:

         o        Submitting a new proxy card;

         o Giving written notice before the meeting to our Secretary stating that you are revoking your proxy card; or

         o        Attending the meeting and voting your shares in person.

Q:       WHO WILL COUNT THE VOTE?

A: The inspector of election will count the vote. PetroQuest's Secretary will act as the inspector of election.

Q:       WHAT IS A "QUORUM?"

A: A quorum is the number of shares that must be present to hold the meeting. The quorum requirement for the meeting is a majority of the outstanding shares as of the record date, present in person or represented by proxy. If you submit a valid Proxy Card or attend the meeting, your shares will be counted to determine whether there is a quorum. Abstentions and broker non-votes also count toward the quorum. "Broker non-votes" occur when nominees (such as banks and brokers) that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners prior to the meeting and do not have discretionary voting authority to vote those shares.

Q:       WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

A: The nominees for director will be elected by a plurality of the votes cast at the annual meeting. The seven nominees for election as directors at the annual meeting who receive the greatest number of votes cast for election by the stockholders will be elected as our directors. In the election of directors, you may vote "FOR" all nominees, "AGAINST" all nominees or withhold your vote for any one or more of the nominees. All other matters to be considered at the meeting require the affirmative vote of a majority of the shares entitled to vote and present in person or by proxy at the meeting. In a plurality vote, abstentions are not considered a vote cast and will not affect the outcome. In a majority vote, however, express abstentions have the effect of a vote against a particular proposal.

Q:       WHAT SHARES ARE INCLUDED ON MY PROXY CARD?

A: Your Proxy Card represents all shares registered to your account in the same social security number and address.

Q:       WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

A: Your shares are probably registered in more than one account. You should vote each Proxy Card you receive. We encourage you to consolidate all your accounts by registering them in the same name, social security number and address.

Q:       HOW MANY VOTES CAN I CAST?

A:       On all matters you are entitled to one vote per share.

Q:       WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

A: The preliminary voting results will be announced at the meeting. The final results will be published in our quarterly report on Form 10-Q for the second quarter of 2002.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         At the meeting, seven directors are to be elected. Each director is to hold office until the next annual meeting of stockholders or until his successor is elected and qualified. The persons named in the accompanying Proxy have been designated by the Board of Directors, and unless authority is withheld, they intend to vote for the election of the nominees named below to the Board of Directors. If any nominee should become unavailable for election, the Proxy may be voted for a substitute nominee selected by the persons named in the Proxy or the Board of Directors may be reduced accordingly; however, the Board of Directors is not aware of any circumstances likely to render any nominee unavailable.

NOMINEES

         Certain information regarding the nominees is set forth below:

NAME                                  AGE   POSITION                                                  DIRECTOR SINCE
----                                  ---   --------                                                  --------------
Charles T. Goodson                    46    Chairman of the Board, Chief Executive Officer and             1998
                                            Director
Alfred J. Thomas, II                  65    President, Chief Operating Officer and Director                1998
Ralph J. Daigle                       54    Executive Vice President and  Director                         1998
Michael O. Aldridge                   43    Senior Vice President, Chief Financial Officer,                2000
                                            Treasurer and Director
William W. Rucks, IV (1)(2)           44    Director                                                       1999
E. Wayne Nordberg (1)(2)              63    Director                                                       2000
Jay B. Langner (1)(2)                 72    Director                                                       2000

----------

(1)      Member, Audit Committee of the Board of Directors.

(2)      Member, Compensation Committee of the Board of Directors.

         Charles T. Goodson has served as our Chairman of the Board since May 2000, and has served as our Chief Executive Officer and as a member of our Board of Directors since September 1998. He also served as our President from September 1998 to May 2000. From 1995 to 1998, Mr. Goodson was President of American Explorer, L.L.C., a private oil and gas exploration and production company we subsequently acquired. Since 1985, he has served as President and 50% owner of American Explorer, Inc., an oil and gas operating company which formerly operated properties for us. From 1980 to 1985 he worked for Callon Petroleum Company, first as a landman, then district land manager and then regional land manager. He began his career in 1978 as a landman for Mobil Oil Corporation.

         Alfred J. Thomas, II has served as our President since May 2000, and has served as our Chief Operating Officer and as a member of our Board of Directors since September 1998. From 1995 to 1998, Mr. Thomas was Chief Executive Officer of American Explorer, L.L.C., a private oil and gas exploration and production company we subsequently acquired. Since 1985, he has served as Chief Executive Officer and 50% owner of American Explorer, Inc., an oil and gas operating company which formerly operated properties for us. From 1976 through 1984 he was a partner in Petitfils, Thomas and Associates, an oil and gas engineering consulting firm. He worked for the Superior Oil Company as a petroleum engineer from 1959 to 1976.

         Ralph J. Daigle has served as a member of our Board of Directors since September 1998, and has served as our Executive Vice President since December 2001. He also served as our Senior Vice President of Exploration from September 1998 to December 2001. From 1995 to 1998, Mr. Daigle was Senior Vice President of Exploration of American Explorer, L.L.C., a private oil and gas exploration and production company we subsequently acquired. Since 1989, he has served as the Senior Vice President of Exploration of American Explorer, Inc., an oil and gas operating company which formerly operated properties for us. From 1984 to 1989, he worked as an independent geophysical consultant. From 1979 to 1984, he was employed by X-Plor, an exploration and production consulting group. He worked for Texas Pacific Oil Company as a geophysical interpreter of seismic data from 1977 until 1979 and served in the same capacity with Union Oil Company from 1973 to 1977.

         Michael O. Aldridge has served as our Senior Vice President and Chief Financial Officer and as a member of our Board of Directors since May 2000. He has also served as our Treasurer since May 2001, and served as our Secretary from May 2000 to May 2001. From 1992 to 1999, Mr. Aldridge served first as Vice President - Controller and then as Vice President - Corporate Communications for Ocean Energy, Inc., a public oil and gas exploration and development company. From 1991 to 1992, he served as Chief Financial Officer for Fleet Petroleum Partners, an independent exploration and production company. Prior to this, he served the oil and gas industry for eleven years with Ernst & Young, where he attained the level of senior manager. Mr. Aldridge earned a Bachelor of Science in accounting from Louisiana State University in 1980 and is a certified public accountant.

         William W. Rucks, IV has served as a member of our Board of Directors since October 1999. Mr. Rucks has been a private venture capitalist-investor since September 1996. He has served as a director of OMNI Energy Services, Inc., a public oil and gas company, from 1997 to October 2001 and also served as Chairman of the Board from February 2001 to October 2001. He served as president and vice chairman of Ocean Energy, Inc. (formerly Flores & Rucks, Inc.), a public oil and gas exploration and development company, from July 1995 until September 1996 and as its President and Chief Executive Officer from its inception in 1992 until July 1995. From 1985 to 1992, Mr. Rucks served as President of FloRuxco, Inc. Mr. Rucks earned a Bachelor of Science in Business Administration from Louisiana State University in 1979.

         E. Wayne Nordberg has served as a member of our Board of Directors since April 2000. Since 1998, Mr. Nordberg has served as Vice Chairman of the Board of KBW Asset Management, Inc. KBW is an affiliate of Keefe, Bruyette, & Woods, Inc., a registered investment advisor offering investment management services to institutions and high net worth individuals. From 1988 to 1998, Mr. Nordberg served in various capacities for Lord, Abbet & Co., a mutual fund company, including partner and director of their family of funds. He is a member of the Financial Analysts Federation and The New York Society of Security Analysts. Mr. Nordberg received a Bachelor of Arts in Economics from Lafayette College, Easton, Pennsylvania, where he is a Trustee Emeritus.

         Jay B. Langner has served as a member of our Board of Directors since April 2000. Since April of 1999, Mr. Langner has served as honorary chairman of Hudson General Corporation, an aviation services company. From 1961 to 1999, Mr. Langner served in various capacities for Hudson General, including Chairman and Chief Executive Officer. He serves as Chairman of the Board of Montefiore Medical Center and is a member of the board of directors of Orpheus Chamber Orchestra and Gregorian University Foundation. Mr. Langner received a Bachelor of Science in Economics from the Wharton School of the University of Pennsylvania.

BOARD AND COMMITTEE ACTIVITY, STRUCTURE AND COMPENSATION

         In accordance with Delaware corporate law, our business is managed under the direction of our Board of Directors. There are currently two standing committees of the Board of Directors, the Audit Committee and the Compensation Committee. The Board does not currently have a nominating committee. Committee membership and the functions of those committees are described below.

         During 2001, the Board of Directors held seven meetings. All directors attended at least 75% of the total meetings of the Board and the committees on which they serve.

         AUDIT COMMITTEE. The current members of the Audit Committee are Jay B. Langner, E. Wayne Nordberg and William W. Rucks, IV. Under the rules of the National Association of Securities Dealers, all of the members of the committee are independent. The Audit Committee operates under a written charter adopted by the Board of Directors on May 23, 2000. The committee met two times during 2001. The committee is responsible for monitoring the integrity of our consolidated financial statements, our system of internal controls and the independence and performance of our independent auditors. The committee also recommends to the Board of Directors the retention and selection of our independent auditors.

         COMPENSATION COMMITTEE. The current members of the Compensation Committee are Jay B. Langner, E. Wayne Nordberg and William W. Rucks, IV. During 2001, Daniel G. Fournerat and Francisco A. Garcia also served on the committee. The committee met four times during 2001. The committee recommends to the Board the compensation to be paid to our officers and key employees and the compensation of the Board of Directors. Except as otherwise provided in any specific plan adopted by the Board of Directors, the committee is responsible for administration of executive compensation plans, incentive stock plans and other forms of compensation of officers and key employees. The committee has the power and authority to authorize any of our officers to agree to such documents, agreements and instruments related to such plans and compensation as are approved by the committee.

         DIRECTOR COMPENSATION. Our employee directors are not separately compensated for their service as directors. Our non-employee directors are entitled to receive stock option grants as consideration for their service as directors. Each non-employee director who is reelected as a non-employee director at PetroQuest's annual meeting of stockholders and who has served PetroQuest as a non-employee director for at least one full calendar year, will be granted on the date of such annual meeting a nonstatutory stock option to purchase 20,000 shares of our common stock. The nonstatutory stock option will have an exercise price equal to the fair market value of one share of our common stock on such date with a term of ten years and will vest over a three year period with one-third of the shares vesting on each of the first, second and third anniversaries of the grant date. In May 2001, our non-employee directors, Messrs. Langner, Nordberg and Rucks, and our former non-employee director, Mr. Garcia, received non-statutory stock options to purchase 20,000 shares of our common stock each, at an exercise price of $7.65 per share pursuant to this arrangement.

         The members of the Board of Directors are entitled to reimbursement of their expenses incurred in connection with the attendance at Board and committee meetings in accordance with company policy.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL SEVEN NOMINEES TO OUR BOARD OF DIRECTORS.

                                OTHER INFORMATION

PRINCIPAL STOCKHOLDERS

         The following table presents certain information as of March 18, 2002, as to:

         o each stockholder known by us to be the beneficial owner of more than five percent of our outstanding shares of common stock,

         o        each executive officer named in the Summary Compensation
                  Table, and

         o        all directors and executive officers as a group.

                                                                                        SHARES BENEFICIALLY OWNED (1)
                                                                                        -----------------------------
                                                                                                            PERCENT OF
                 NAME AND ADDRESS OF BENEFICIAL OWNER (2)                                 NUMBER              CLASS
                 ----------------------------------------                               -----------         ----------
Cramer Rosenthal McGlynn, LLC (3)............................................             4,763,500              14.6%
         707 Westchester Avenue
         White Plains, New York  10604
Charles T. Goodson (4).......................................................             3,639,028               9.6%
Ralph J. Daigle (5)..........................................................             3,005,595               7.9%
Alfred J. Thomas, II (6).....................................................             2,309,469               6.1%
William W. Rucks, IV (7).....................................................               858,334               2.3%
E. Wayne Nordberg (8)........................................................               652,160               1.7%
Jay B. Langner (9)...........................................................               270,000                 *
Michael O. Aldridge (10).....................................................               198,450                 *
Daniel G. Fournerat (11).....................................................               161,867                 *
Stephen H. Green (12)........................................................                68,251                 *
Arthur M. Mixon (13).........................................................                20,000                 *
Dalton F. Smith, III (14)....................................................                14,033                 *
All directors and executive officers as a group (11 persons)(4-14)...........            11,074,937              28.5%

----------

*  Less than 1%

(1) Except as otherwise indicated, all shares are beneficially owned, and the sole investment and voting power is held, by the person named. This table is based on information supplied by officers, directors and principal stockholders and reporting forms, if any, filed with the Securities and Exchange Commission on behalf of such persons.

(2) Unless otherwise indicated, the address of all beneficial owners of more than five percent of our shares of common stock set forth above is 400 E. Kaliste Saloom Road, Suite 6000, Lafayette, Louisiana 70508.

(3) The beneficial owners of these shares of common stock have shared voting and shared investment power to all of the shares of common stock as reflected on Schedule 13G filed by Cramer Rosenthal McGlynn, LLC with the Securities Exchange Commission on February 14, 2002.

(4) Includes (i) 3,518,028 shares of common stock directly held by Mr. Goodson, (ii) 30,000 shares of common stock indirectly held by American Explorer, Inc., a company in which Mr. Goodson has 50% ownership, and
         (iii) 91,000 shares of common stock issuable on the exercise of vested options.

(5) Includes (i) 2,894,595 shares of common stock directly held by Mr. Daigle, (ii) 26,000 shares of common stock directly held by his daughter, and (iii) 85,000 shares of common stock issuable on the exercise of vested options.

(6) Includes (i) 1,658,509 shares of common stock directly held by Mr. Thomas, (ii) 529,960 shares of common stock directly held by his wife,
         (iii) 30,000 shares of common stock indirectly held by American Explorer, Inc., a company in which Mr. Thomas has 50% ownership, and
         (iv) 91,000 shares of common stock issuable on the exercise of vested options.

(7)      Includes (i) 580,000 shares of common stock directly held by Mr. Rucks,
         (ii) four-year warrants to purchase 225,000 shares of common stock at an exercise price of $1.25 per share, and (iii) 53,334 shares of common stock issuable on the exercise of vested options.

(8) Includes (i) 295,000 shares of common stock directly held by Mr. Nordberg, (ii) 72,160 shares of common stock directly and indirectly held by his wife, (iii) 70,000 shares of common stock directly held by the Olivia S. Nordberg Trust, (iv) 80,000 shares of common stock directly held by the Anna and Samuel Nordberg Trust, (v) four-year warrants to purchase 50,000 shares of common stock at an exercise price of $1.25 per share directly held by Mr. Nordberg, (vi) four-year warrants to purchase 25,000 shares of common stock at an exercise price of $1.25 per share directly held by the Anna and Samuel Nordberg Trust,
         (vii) 50,000 shares of common stock issuable on the exercise of vested options, and (viii) four-year warrants to purchase 10,000 shares of common stock at an exercise price of $1.25 per share directly held by his wife.

(9) Includes (i) 170,000 shares of common stock directly held by Mr. Langner, (ii) four-year warrants to purchase 50,000 shares of common stock at an exercise price of $1.25 per share, and (iii) 50,000 shares of common stock issuable on the exercise of vested options.

(10) Includes (i) 37,783 shares of common stock directly held by Mr. Aldridge, (ii) 81,500 shares of common stock which may be directly held by Mr. Aldridge on the exercise of a vested option to acquire common stock from Messrs. Goodson, Thomas and Daigle, and (iii) 79,167 shares of common stock issuable on the exercise of vested options.

(11) Includes (i) 27,783 shares of common stock directly held by Mr. Fournerat, (ii) 40,750 shares of common stock which may be directly held by Mr. Fournerat on the exercise of a vested option to acquire common stock from Messrs. Goodson, Thomas and Daigle, and (iii) 93,334 shares of common stock issuable in the exercise of vested options.

(12) Includes (i) 2,250 shares of common stock directly held by Mr. Green's son, (ii) 1,000 shares of common stock directly held by his daughter, and (iii) 65,001 shares of common stock issuable on the exercise of vested options.

(13) Includes 20,000 shares of common stock issuable on the exercise of vested options.

(14) Includes 13,333 shares of common stock issuable on the exercise of vested options.

EXECUTIVE OFFICERS

         Our executive officers serve at the pleasure of the Board of Directors and are subject to annual appointment by the Board at its first meeting following the annual meeting of stockholders. All of our executive officers are listed in the following table, and certain information concerning those officers, except for Messrs. Goodson, Thomas, Daigle and Aldridge who are also members of the Board of Directors, follows the table:

NAME                                                AGE       POSITION
----                                                ---       --------
Charles T. Goodson...........................        46       Chairman of the Board, Chief Executive Officer and
                                                              Director
Alfred J. Thomas, II ........................        65       President, Chief Operating Officer and Director
Ralph J. Daigle .............................        54       Executive Vice President and Director
Michael O. Aldridge..........................        43       Senior Vice President, Chief Financial Officer and
                                                              Secretary
Daniel G. Fournerat..........................        48       Senior Vice President, General Counsel and Secretary
Arthur M. Mixon, III ........................        43       Senior Vice President - Operations
Dalton F. Smith, III.........................        40       Senior Vice President - Business Development & Land
Stephen H. Green.............................        46       Senior Vice President - Exploration

         Daniel G. Fournerat has served as our Senior Vice President and General Counsel since April 2001, our Secretary since May 2001, and served as a member of our Board of Directors from September 1998 to October 2001. He also served as our outside counsel from September 1998 to April 2001. Mr. Fournerat is an attorney-at-law who practiced oil and gas law with the Onebane Law Firm, a Lafayette, Louisiana law firm, from 1977 to April 2001. Mr. Fournerat earned a Bachelor of Science Degree in accounting from McNeese State University in 1974 and a Juris Doctorate Degree from Louisiana State University in 1976.

         Arthur M. Mixon, III has served as our Senior Vice President-Operations since January 1, 2001. From 1981 to 2001, Mr. Mixon accumulated twenty years of experience with BP Amoco PLC, a public petroleum and petrochemical company, in a variety of engineering, supervisory and management positions in the United States, Trinidad and Tobago, and Venezuela. He most recently served as Drilling and Completions Manager-Deepwater Production Business Unit for BP Amoco PLC in Houston, Texas. Mr. Mixon is a Registered Professional Engineer and a member of the Society of Petroleum Engineers and was 1999 Chairman of the Latin America Drilling Safety Initiative. Mr. Mixon received a Bachelor of Science Degree in Petroleum Engineering from Louisiana State University in 1980.

         Dalton F. Smith, III has served as our Senior Vice President - Business Development & Land since September 2001. He also served as our Vice President - Business Development & Land from March 2001 to September 2001. From March 1998 to September 1999, Mr. Smith first served as Land Manager - Gulf of Mexico Shelf for UNOCAL Corporation, a major independent oil and gas exploration and production company. From September 1999 to March 2001, Mr. Smith's managerial oversight was expanded to include all of UNOCAL's lower 48 onshore land activities in addition to the Gulf of Mexico Shelf. Prior to his employment with Unocal, Mr. Smith served fourteen years with Mobil Oil Corporation. Mr. Smith earned a Bachelor of Science in Petroleum Land Management from the University of Louisiana of Lafayette in 1984 and is a certified professional landman.

         Stephen H. Green has served as our Senior Vice President - Exploration since December 2001. From September 1999 to December 2001, he served first as our Business Development Manager and then as Vice President-Exploration. Mr. Green served as Vice President of Exploration for Ocean Energy, Inc., a public oil and gas development company, from September 1995 to April 1999. Mr. Green earned a Bachelor of Science in Geology from the University of South Alabama in 1978 and a Masters of Science Degree in Geology from the University of Louisiana Lafayette in 1980.

EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION TABLE. The following table provides information concerning compensation paid during the fiscal years ended December 31, 2001, 2000 and 1999 to our Chief Executive Officer and the next four most highly compensated executive officers determined at the end of the last fiscal year:

                                                                ANNUAL COMPENSATION                    LONG-TERM COMPENSATION
                                            ------------------------------------------------------  -----------------------------
NAME AND                                                                            OTHER ANNUAL    NUMBER OF       ALL OTHER
PRINCIPAL POSITION                          YEAR      SALARY ($)       BONUS ($)  COMPENSATION ($)   OPTIONS     COMPENSATION ($)
------------------                          ----      ----------       ---------  ----------------  ---------    ----------------

Charles T. Goodson ....................     2001            0(1)            --         25,988(2)       5,000            --
 Chief Executive Officer                    2000      322,931(3)(4)         --             --         75,000
                                            1999      145,385(3)            --             --             --            --

Alfred J. Thomas, II ..................     2001            0(1)            --         25,988(2)       5,000            --
 President and Chief Operating              2000      322,931(3)(4)         --             --         75,000            --
 Officer                                    1999      145,385(3)            --             --             --            --

Ralph J. Daigle .......................     2001            0(1)            --         25,988(2)       5,000            --
 Executive Vice President                   2000      272,695(3)(5)         --             --         75,000            --
                                            1999      124,615(3)            --             --             --            --

Michael O. Aldridge ...................     2001      180,001               --             --          15,000           --
 Senior Vice President, Chief               2000      112,569(6)        36,000             --         137,500       75,000(7)
 Financial Officer & Treasurer              1999           --               --             --              --           --

Daniel G. Fournerat ...................     2001      124,962(8)            --             --         115,000       37,500(9)
 Senior Vice President,                     2000           --               --             --          30,000           --
 General Counsel & Secretary                1999           --               --             --              --           --

Arthur M. Mixon, III ..................     2001      174,926(10)       40,000             --          75,000       30,901(7)
 Senior Vice President - Operations         2000           --               --             --              --           --
                                            1999           --               --             --              --           --

Dalton F. Smith, III ..................     2001      131,475(11)           --             --          55,000           --
 Senior Vice President - Business           2000           --               --             --              --           --
 Development & Land                         1999           --               --             --              --           --

Stephen H. Green ......................     2001      131,250               --             --          15,000           --
 Senior Vice President - Exploration        2000      122,423           25,000             --          35,000           --
                                            1999       27,077(12)           --             --          50,000           --


(1) Messrs. Goodson's, Thomas' and Daigle's employment agreements provide for annual salaries of $210,000, $210,000 and $180,000, respectively; however, Messrs. Goodson, Thomas and Daigle agreed to forgo their annual salaries and bonuses for fiscal year 2001. See "Employment Agreements."

(2) These amounts were payable to Messrs. Goodson, Thomas and Daigle as automobile allowances.

(3) In 1999 and 2000, Messrs. Goodson, Thomas and Daigle agreed to temporarily reduce their salaries payable under their employment agreements. See "Employment Agreements."

(4) $31,636 of this amount is attributable to 22,000 shares of common stock granted in January 2000 as compensation for his salary reduction in 1999. $123,438 of this amount is attributable to 39,500 shares of common stock granted in December 2000 as compensation for his reduction in salary in 1999 and 2000.

(5) $26,603 of this amount is attributable to 18,500 shares of common stock granted in January 2000 as compensation for his salary reduction in 1999. $104,688 of this amount is attributable to 33,500 shares of common stock granted as compensation for his reduction in salary in 1999 and 2000.

(6)      Mr. Aldridge joined PetroQuest on May 8, 2000.

(7) These amounts were paid to Messrs. Aldridge and Mixon for reimbursement of relocation expenses.

(8)      Mr. Fournerat joined PetroQuest on April 20, 2001.

(9) This amount was paid to Mr. Fournerat to offset expenses and costs associated with Mr. Fournerat's transition from his former employer to PetroQuest.

(10)     Mr. Mixon joined PetroQuest on January 1, 2001.

(11)     Mr. Smith joined PetroQuest on March 12, 2001.

(12)     Mr. Green joined PetroQuest on August 27, 1999.

         OPTION GRANTS IN LAST FISCAL YEAR. The following table provides information concerning stock options granted to our Chief Executive Officer and the four most highly compensated executive officers determined at the end of last fiscal year.

                                                     PERCENT                                 POTENTIAL REALIZABLE VALUE AT
                                    NUMBER OF        OF TOTAL                                   ASSUMED ANNUAL RATES OF
                                   SECURITIES        OPTIONS                                 STOCK PRICE APPRECIATION FOR
                                   UNDERLYING      GRANTED TO                                       OPTION TERM(1)
                                    OPTIONS       EMPLOYEES IN    EXERCISE      EXPIRATION   -----------------------------
NAME                             GRANTED (#)(2)    FISCAL YEAR    PRICE ($)        DATE        5% ($)            10% ($)
----                             --------------   ------------    ---------     ----------   ---------          ---------
Charles T. Goodson.........          5,000            0.8          $4.95          9/20/11        15,565            39,445
Alfred J. Thomas, II.......          5,000            0.8          $4.95          9/20/11        15,565            39,445
Ralph J. Daigle............          5,000            0.8          $4.95          9/20/11        15,565            39,445
Michael O. Aldridge........         15,000            2.4          $4.95          9/20/11        46,695           118,335
Daniel G. Fournerat........         15,000            2.4          $4.95          9/20/11        46,695           118,335
                                   100,000           16.1          $5.89          4/19/11       370,416           938,713
Arthur M. Mixon, III.......         15,000            2.4          $4.95          9/20/11        46,695           118,335
                                    60,000            9.6          $3.75           1/7/11       141,500           358,592
Dalton F. Smith, III.......         15,000            2.4          $4.95          9/20/11        46,695           118,335
                                    40,000            6.4          $4.53           4/2/11       113,985           288,862
Stephen H. Green...........         15,000            2.4          $4.95          9/21/11        46,695           118,335

(1) Based on actual option term (ten years) and annual compounding at rates shown. Because the exercise prices of options granted equaled the fair market value of our common stock on the date of grant, the potential realizable value at 0% is nil.

(2) These options vest over a three year period with one-third of the shares vesting on each of the first, second and third anniversaries of the grant date.

         AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES. The following table provides information concerning the number of unexercised options and the value of in-the-money options held by the executive officers named in the Summary Compensation Table as of December 31, 2001:

                                                                                                   VALUE OF UNEXERCISED
                                                                  NUMBER OF UNEXERCISED            IN-THE-MONEY OPTIONS (1)
                                SHARES                            OPTIONS AT FY-END (#)                AT FY-END ($)
                              ACQUIRED ON         VALUE        ----------------------------    ----------------------------
NAME                          EXERCISE (#)     REALIZED ($)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                          ------------     ------------    -----------    -------------    -----------    -------------
Charles T. Goodson.......          --               --            91,000           55,000        350,034         111,600
Alfred J. Thomas, II.....          --               --            91,000           55,000        350,034         111,600
Ralph J. Daigle..........          --               --            85,000           55,000        323,201         111,600
Michael O. Aldridge......          --               --            45,834          106,666        152,690         310,922
Daniel G. Fournerat......          --               --            60,000          135,000        245,555          49,450
Arthur M. Mixon, III.....          --               --                 0           75,000              0          99,750
Dalton F. Smith, III.....          --               --                 0           55,000              0          37,102
Stephen H. Green.........          --               --            45,002           54,998        223,995          65,530


(1) Value of in-the-money options is calculated based on the closing price per share of our common stock at December 31, 2001 ($5.32 per share) as reported by The Nasdaq Stock Market.

         EMPLOYMENT AGREEMENTS. We have employment agreements with our executive officers Charles T. Goodson, Alfred J. Thomas, II, Ralph J. Daigle, Michael O. Aldridge, Daniel G. Fournerat, Arthur M. Mixon and Dalton F. Smith, III providing for annual salaries of $210,000, $210,000, $180,000, $180,000,
$180,000, $175,000 and $175,000, respectively. Each of the employment agreements has a term of three years with automatic one-year renewals thereafter unless terminated, provides for termination with or without cause, with 12 months severance provided in the event of termination without cause, and contains a non-competition agreement prohibiting the executive from competing with PetroQuest during his employment and for one year after termination of the agreement for cause or by the executive for any reason.

         In January 1999, on their own initiative, Messrs. Goodson, Thomas and Daigle agreed to temporarily reduce their annual salaries payable under the employment agreements by one-third for an undetermined period of time due to the then economic conditions in the oil and gas exploration and production industry. In January 2000, our Board of Directors granted Messrs. Goodson, Thomas and Daigle 22,000, 22,000 and 18,500 shares of our common stock, respectively, and $22,000, $22,000 and $18,500 in cash, respectively, as compensation for their reduction in salary in 1999. In addition, in December 2000, the Board granted Messrs. Goodson, Thomas and Daigle 39,500, 39,500 and 33,500 shares of our common stock, respectively, and $2,088, $2,088 and $2,615 in cash, respectively, as compensation for their reduction in salary in 1999 and 2000. On their own initiative, Messrs. Goodson, Thomas and Daigle agreed to forgo their annual salaries and bonuses payable under the employment agreements for fiscal year 2001.

         TERMINATION AGREEMENTS. We have agreements with Messrs. Goodson, Thomas, Daigle, Aldridge, Fournerat, Mixon and Smith providing for the payment of severance benefits upon a "change in control" and termination of the executive's employment. Each of the agreements has a term of three years after January 1 of the year following the year of execution with automatic one-year renewals unless, not later than September 30 of the preceding year, we give notice of our intent not to extend any of the agreements. Even if we timely give notice, each of the agreements will automatically be extended for 24 months beyond its term if a "change in control" occurred during the term of any of the agreements. If an executive's employment is terminated following a "change in control" other than for cause or by an executive for good reason, the executive will be entitled to (i) a lump sum cash payment equal to two multiplied by the sum of the executive's then annual base salary and the executive's most recent annual bonus, (ii) life insurance, health, disability and other welfare benefits for a 24-month period and (iii) if applicable, an additional cash payment to make the executive whole for certain tax liabilities. The executive is not entitled to any benefits under each of the agreements if the executive's employment terminates due to executive's retirement at age 65, executive's total and permanent disability, or executive's death.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. The current members of the Compensation Committee are Jay B. Langner, E. Wayne Nordberg and William W. Rucks, IV. During 2001, Daniel G. Fournerat and Francisco A. Garcia also served on the committee.

         Mr. Langner holds an ownership interest in CRM Exploration, LLC, an affiliate of Cramer Rosenthal McGlynn, LLC, a beneficial owner of more than five percent of our common stock. CRM Exploration has entered into a participation agreement with us to participate in certain of our energy exploration programs. See "Certain Relationships and Related Transactions."

         Mr. Fournerat served on the committee prior to his resignation from the Board of Directors in October 2001, and has served as our Senior Vice President and General Counsel since April 2001 and as our secretary since May 2001. From September 1998 to April 2001, Mr. Fournerat practiced law with the Onebane Law Firm and served as our outside counsel. See "Certain Relationships and Related Transactions."

         Mr. Garcia served on the committee prior to his resignation from the Board of Directors in October 2001. He holds an ownership interest in CRM Exploration, LLC, an affiliate of Cramer Rosenthal McGlynn, LLC, a beneficial owner of more than five percent of our common stock. CRM Exploration has entered into a participation agreement with us to participate in certain of our energy exploration programs. Mr. Garcia has also entered into an agreement with Cramer Rosenthal McGlynn regarding Cramer Rosenthal McGlynn's profit allocation with respect to shares of our common stock and ownership interests in CRM Exploration. See "Certain Relationships and Related Transactions."

         COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. The Compensation Committee is comprised of three non-employee directors whose primary duties and functions are to review and recommend to the Board of Directors the annual base and bonus compensation of our executive officers and other employees and to oversee the administration of our amended and restated 1998 Incentive Plan.

         The committee's goal with respect to executive compensation is to attract, motivate and retain executives who demonstrate the ability to lead PetroQuest in the achievement of its business objectives in a highly competitive industry. The committee seeks to provide adequate base compensation and annual cash bonus compensation based on PetroQuest's performance and profitability, while providing incentive compensation that serves to align the interests of the executive officers with those of the stockholders.

         To achieve these goals, the committee believes that the compensation of all employees, including executive officers, should include the following components:

         o A base salary that is competitive with salaries offered by similar oil and gas exploration, exploitation and production companies.

         o Discretionary annual cash bonus incentive compensation based on PetroQuest's performance and profitability that rewards individual productivity, responsibility and impact on results.

         o Incentive stock option grants designed to encourage commitment to PetroQuest, motivate superior performance and align the long-term personal interests of our officers and other employees with those of our stockholders, while enabling them to share in the long term growth and success of PetroQuest.

         The committee believes that PetroQuest has encouraged executive officer retention and, ultimately, the long term growth of PetroQuest through utilization of employment agreements that establish a base salary subject to upward adjustment by the Board of Directors and that create opportunities for the executive officers to participate in our incentive compensation programs.

         Currently, Charles T. Goodson, Chairman of the Board and Chief Executive Officer, Alfred J. Thomas, II, President and Chief Operating Officer, Ralph J. Daigle, Executive Vice President, Michael O. Aldridge, Senior Vice President, Chief Financial Officer and Treasurer, Daniel G. Fournerat, Senior Vice President, General Counsel and Secretary, Arthur M. Mixon, III, Senior Vice President-Operations, and Dalton F. Smith, III, Senior Vice President - Business Development and Land, are compensated pursuant to employment agreements. See "Executive Compensation - Employment Agreements."

         Chief Executive Officer Compensation. Pursuant to our employment agreement with Charles T. Goodson, Mr. Goodson's annual base salary was maintained during 2000 at the 1999 level of $210,000; however, in January 1999, at his initiative, Mr. Goodson's base salary was temporarily reduced by one-third during 1999 and 2000 due to the then existing economic conditions in the oil and gas exploration and production industry. In January 2000, the Board of Directors granted Mr. Goodson 22,000 shares of our common stock and $22,000 in cash as compensation for his reduction in salary during 1999. In addition, in December 2000, the Board granted Mr. Goodson 39,500 shares of our common stock pursuant to our amended and restated 1998 Incentive Plan and $2,088 in cash as compensation for his reduction in salary during 1999 and 2000. Mr. Goodson also received an incentive stock option grant in December 2000 to purchase 75,000 shares of our common stock pursuant to our incentive plan at an exercise price of $3.125 per share which vest one-third per year for each of the next three years. In awarding the incentive options, the committee considered the reduction and deferral of Mr. Goodson's base compensation on his initiative during a time of company growth and depressed oil and gas prices, the successful closing of a significant private placement of equity during the year and the growth PetroQuest experienced during 2000 under his leadership.

         At his initiative, Mr. Goodson agreed to forgo his annual salary and bonus payable under his employment agreement for fiscal year 2001. In September 2001, Mr. Goodson received an incentive stock option grant to purchase 5,000 shares of our common stock pursuant to our incentive plan at an exercise price of $4.95 per share which vest one-third per year for each of the next three years. In awarding the incentive options, the committee considered the company's successful drilling program and improved financial performance, Mr. Goodon's agreement to forgo his annual salary and bonus, and his leadership of the company in 2001.

                             COMPENSATION COMMITTEE

                           E. Wayne Nordberg, Chairman
                                 Jay B. Langner
                              William W. Rucks, IV

         PERFORMANCE GRAPH. The following graph illustrates the yearly percentage change in the cumulative stockholder return on our common stock, compared with the cumulative total return on The Nasdaq Stock Market (U.S. Companies) Index and the Nasdaq Stocks - Crude Petroleum and Natural Gas Extraction Index, for the five years ended December 31, 2001.

            PETROQUEST STOCK PRICE VS. NASDAQ AND NASDAQ E&P INDICES

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                VALUE OF INVESTMENT OF $100 ON DECEMBER 31, 1996

                                    [GRAPH]

                                                                        YEAR ENDING
                                                        ------------------------------------------
                                                        1996    1997    1998   1999   2000    2001
                                                        ----    ----    ----   ----   ----    ----
PetroQuest Energy, Inc..............................     100     47.4    34.2   67.1  178.9  224.0
Nasdaq..............................................     100    122.5   172.7  320.8  193.0  153.1
Nasdaq E&P..........................................     100     95.3    46.3   47.8   99.4   74.5

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         OUTSIDE COUNSEL. Prior to joining PetroQuest as Senior Vice President and General Counsel, Daniel G. Fournerat practiced law with the Onebane Law Firm, a Louisiana law firm, and served as our outside counsel.

         PARTICIPATION IN WORKING INTERESTS. In the fourth quarter of 1999, we reached an understanding with CRM Investors, Inc. that allows CRM Investors to participate in certain of our energy exploration programs through PetroQuest Energy, L.L.C., one of our subsidiaries formerly known as PetroQuest Energy One, L.L.C, and CRM Exploration, LLC. CRM Investors holds a 1% ownership interest in and is the managing member of CRM Exploration. Certain of the remaining 99% ownership interests in CRM Exploration are held by our former director, Francisco A. Garcia (through ECC (Florida) Advisers, Inc.), our current director, Jay B. Langner, or by affiliates of Cramer Rosenthal McGlynn, LLC, a beneficial owner of more than five percent of our common stock. CRM Investors and CRM, Inc. are beneficially owned by the same stockholders although in different proportions. In turn, CRM, Inc. holds a 44% ownership interest in Cramer Rosenthal McGlynn, LLC. As a result of the understanding, CRM Exploration purchased an undivided seven percent interest in our Vermilion Block 376 prospect, an undivided five percent interest in our Valentine Field prospect, an undivided five percent interest in our Ship Shoal Block 79 prospect, an undivided seven percent interest in our Eugene Island Blocks 147 and 146 prospects, and an undivided seven percent interest in our Orca prospect. CRM Exploration also acquired an undivided six percent interest in our Turtle Bayou #16 well. It is expected that PetroQuest Energy, L.L.C. and CRM Exploration will enter into additional agreements, under which CRM Exploration will purchase various interests in the energy exploration programs. We entered into the understanding with CRM Investors and the agreements with CRM Exploration to obtain additional capital to finance our energy exploration programs. We believe that the understanding and the terms of the agreements were negotiated on an arm's length basis and were made on terms no less favorable than could have been obtained from other third parties.

         BOARD OF DIRECTORS APPOINTMENT. In connection with a private placement to accredited investors in August of 1999, we agreed to appoint William W. Rucks, IV or his designee to our Board of Directors. Mr. Rucks was subsequently appointed to serve on our Board of Directors effective October 1999. We have no continuing obligation to either appoint or nominate Mr. Rucks in the future.

         GARCIA AGREEMENT. On March 1, 2001, Francisco A. Garcia entered into an agreement with Cramer Rosenthal McGlynn, LLC, a beneficial owner of more than five percent of our common stock, whereby Mr. Garcia is entitled to a percentage of Cramer Rosenthal McGlynn's interest directly attributable to its profit allocation with respect to shares of our common stock and ownership interests in CRM Exploration, LLC held by certain of Cramer Rosenthal McGlynn's affiliates, clients and/or investors.

         WORKING INTEREST AND OVERRIDING ROYALTY INTEREST OWNERS. Certain of our officers and directors and their affiliates are working interest owners in certain properties operated by us and are billed for and pay their proportionate share of drilling and operating costs in the normal course of business. An affiliate of Stephen H. Green is an overriding royalty interest owner in our Ship Shoal 72 field.

AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors is responsible for monitoring the integrity of PetroQuest's consolidated financial statements, its system of internal controls and the independence and performance of its independent auditors. The committee also recommends to the Board of Directors the retention and selection of the PetroQuest's independent auditors.

         Management is responsible for the financial reporting process, including the system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent auditors are responsible for auditing those financial statements. The committee's responsibility is to monitor and review these processes. However, the members of the committee are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing. The committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent auditors.

         The committee has met with our independent auditors, Arthur Andersen LLP, and discussed the overall scope and plans for their audit. The committee met with the independent auditors, with and without management present, to discuss the results of their examinations and their evaluations of PetroQuest's internal controls. The committee also discussed with the independent auditors matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of PetroQuest's consolidated financial statement and the matters required to be discussed by Statement of Auditing Standards No. 61, as amended.

         Our independent auditors also provided to the committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, and the committee discussed with the independent auditors their independence from PetroQuest. When considering Arthur Andersen's independence, the committee considered the non-audit services provided to PetroQuest by the independent auditors and concluded that such services are compatible with maintaining the auditors' independence.

         The committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2001 with management and Arthur Andersen. Based on the committee's review of the audited consolidated financial statements and the meetings and discussions with management and the independent accountants, and subject to the limitations on the committee's role and responsibilities referred to above and in the Audit Committee Charter, the committee recommended to the Board of Directors that PetroQuest's audited consolidated financial statements be included in PetroQuest's Annual Report on Form 10-K to be filed with the Securities and Exchange Commission.

                                 AUDIT COMMITTEE

                         William W. Rucks, IV, Chairman
                                 Jay B. Langner
                                E. Wayne Nordberg

AUDITORS

         Arthur Andersen LLP has served as PetroQuest's principal accountant since December 1998.

         No formal action is proposed to be taken at the annual meeting with respect to the continued employment of Arthur Andersen inasmuch as no such action is legally required. Representatives of Arthur Andersen plan to attend the annual meeting and will be available to answer appropriate questions. Its representatives also will have an opportunity to make a statement at the meeting if they so desire, although it is not expected that any statement will be made.

         The following table sets forth the fees incurred by us in fiscal year 2001 for services performed by Arthur Andersen:

         Audit Fees............................................................. $ 80,000

         Financial Information Systems Design and Implementation Fees........... $ 43,880

         All Other Fees......................................................... $ 16,600

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file.

         To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2001, our officers, directors and greater than 10% beneficial owners timely filed all required Section 16(a) reports, except that the following individuals failed to file timely reports for such fiscal year: Charles T. Goodson was late in filing a Form 4 and a Form 5 disclosing three transactions and one transaction, respectively; Alfred J. Thomas, II was late in filing a Form 4 and a Form 5 disclosing three transactions and one transaction, respectively; Ralph J. Daigle was late in filing a Form 4 and a Form 5 disclosing three transactions and one transaction, respectively; Michael O. Aldridge was late in filing his initial Form 3 and a Form 4 disclosing one transaction; Daniel G. Fournerat was late in filing a Form 5 disclosing one transaction; Arthur M. Mixon, III was late in filing his initial Form 3 and a Form 4 disclosing one transaction; Stephen H. Green was late in filing his initial Form 3; E. Wayne Nordberg was late in filing a Form 4 disclosing nine transactions; and Robert R. Brooksher was late in filing a Form 4 disclosing one transaction.

OTHER MATTERS

         The Annual Report to Stockholders on Form 10-K covering the fiscal year ended December 31, 2001 has been mailed to each stockholder entitled to vote at the annual meeting. Investors may request our Form 10-K, Form 10-Qs and other information by calling (337) 232-7028 or writing to the address below:

                             PetroQuest Energy, Inc.
                            Corporate Communications
                     400 E. Kaliste Saloom Road, Suite 6000
                           Lafayette, Louisiana 70508

         The persons designated to vote shares covered by the Board of Directors' proxies intend to exercise their judgment in voting such shares on other matters that may properly come before the meeting. Management does not expect that any matters other than those referred to in this Proxy Statement will be presented for action at the meeting.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         If you want us to consider including a proposal in our Proxy Statement for our 2003 Annual Meeting of Stockholders you must deliver a copy of your proposal to PetroQuest's Secretary at our principal executive offices at 400 E. Kaliste Saloom Road, Suite 6000, Lafayette, Louisiana 70508 no later than November 28, 2002.

         If you intend to present a proposal at our 2003 Annual Meeting of Stockholders, but you do not intend to have it included in our 2003 Proxy Statement, you must deliver a copy of your proposal to PetroQuest's Secretary at our principal executive offices listed above no later than March 31, 2003 and no earlier than December 31, 2002. If the date of PetroQuest's 2003 Annual Meeting of Stockholders is more than 30 calendar days before or after the date of our 2002 Annual Meeting, your notice of a proposal will be timely if we receive it by the close of business on the tenth day following the earlier of the date on which a written statement setting forth the date of such meeting was mailed to the stockholders or the date on which it is first disclosed to the public. If we do not receive notice of your proposal within this time frame, our management will use its discretionary authority to vote the shares it represents as the Board of Directors may recommend.

                                          Sincerely,



                                          /s/ DANIEL G. FOURNERAT
                                          Daniel G. Fournerat
                                          Senior Vice President, General Counsel
                                          and Secretary

March 28, 2002

                             PETROQUEST ENERGY, INC.
               THE BOARD OF DIRECTORS SOLICITS THIS PROXY FOR THE
                        ANNUAL MEETING ON APRIL 30, 2002

            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS APRIL 30, 2002

         The undersigned stockholder of PetroQuest Energy, Inc. (the "Company") hereby appoints Charles T. Goodson, Michael O. Aldridge and Daniel G. Fournerat, or either of them, the true and lawful attorneys, agents and proxies of the undersigned, each with full power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Petroleum Club of Lafayette, located at 111 Heymann Boulevard, Lafayette, Louisiana 70503, on Tuesday, April 30, 2002, at 10:00 a.m., Lafayette time, and at any adjournments of said meeting, all of the shares of the Company's common stock in the name of the undersigned or which the undersigned may be entitled to vote.

1.       THE ELECTION OF DIRECTORS

         Nominees for directors are Charles T. Goodson, Alfred J. Thomas, II, Ralph J. Daigle, Michael O. Aldridge, William W. Rucks, IV, E. Wayne Nordberg and Jay B. Langner.

         [ ] Charles T. Goodson                        [ ] Alfred J. Thomas, II
         [ ] Ralph J. Daigle                           [ ] Michael O. Aldridge
         [ ] William W. Rucks, IV                      [ ] E. Wayne Nordberg
         [ ] Jay B. Langner

         Instruction: If you wish to withhold authority to vote for any individual nominee or nominees, write the name or names of the nominee(s) on the line provided below:

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         [ ] To withhold authority to vote on all nominees for directors listed.

2.       [ ] In their discretion, upon such other matters as may properly come before the meeting; hereby revoking any proxy or proxies heretofore given by the undersigned.

           (THIS PROXY MUST BE DATED AND SIGNED ON THE REVERSE SIDE.)


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                           (CONTINUED FROM OTHER SIDE)

               PROXY FOR ANNUAL MEETING OF STOCKHOLDERS APRIL 30, 2002

         This Proxy, when properly executed, will be voted in the manner directed herein by the FOR undersigned shareholder. If no direction is made, this Proxy will be voted FOR the election of the nominees above, and in accordance with the discretion of the persons designated above with respect to any other business properly before the meeting.

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished herewith.


Dated                  , 2002
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                                    --------------------------------------------
                                    Stockholder's Signature


                                    --------------------------------------------
                                    Signature if held jointly

                                    Signature should agree with name printed hereon. If Stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

           PLEASE MARK, SIGN, DATE AND RETURN IN THE ENVELOPE ENCLOSED